SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2000

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-11309                                       04-2526583
(Commission File Number)                   (IRS Employer Identification No.)


     Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts 01566
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)


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Forward-Looking Statements.
--------------------------

     In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), NetOptix Corporation, a Delaware corporation (the "Registrant"), is hereby providing cautionary statements identifying important factors that could cause the Registrant's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Registrant herein or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as the Registrant or management "believes," "expects," "anticipates," "hopes"; words or phrases such as "will result," "are expected to," "will continue," "is anticipated," "estimated," "projection," and "outlook"; and words of similar import) are not historical facts and may be forward-looking. Such forward-looking statements involve estimates, assumptions, and uncertainties and, accordingly, actual results could differ materially from those expressed in the forward-looking statements.

     Any forward-looking statement speaks only as of the date on which such statement is made, and the Registrant undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.


Item 5.          Other Events.

On February 14, 2000, the Registrant announced that it has signed a definitive agreement to merge with Corning Incorporated in a transaction valued at approximately $2 billion. Under the terms of the agreement, each NetOptix shareholder will receive nine-tenths (.9) share of Corning common stock for each NetOptix share and NetOptix will become a wholly-owned subsidiary of Corning after the merger is completed. Certain major shareholders of NetOptix, including affiliates of Gerhard R. Andlinger, Chairman and CEO, and John F. Blais, Jr., director, have agreed to vote in favor of the merger.

The closing is subject to the receipt of regulatory approvals and the approval of the NetOptix shareholders. Although the closing is expected to take place in the second quarter of this year, no assurance can be given with respect to whether or when all of these conditions will be satisfied.

The press release issued by the Registrant with respect to this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K as indicated in Item 7 below.


Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

(a)              Not applicable
(b)              Not applicable
(c)              Exhibits:

                 Exhibit Number    Exhibit Title
                 --------------    -------------

                    3 Restated Certificate of Incorporation of the Registrant, as adopted on February 9, 2000

                   99.1            Press Release dated February 14, 2000



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                                  EXHIBIT INDEX



Exhibit Number                                          Exhibit Title
--------------                                          -------------

       3 Restated Certificate of Incorporation of the Registrant, as adopted on February 9, 2000

     99.1        Press Release dated February 14, 2000




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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NetOptix Corporation


                                     By:    /s/ Thomas J. Mathews
                                            -----------------------------------
                                            Thomas J. Mathews
                                            Vice President, Finance and Chief
Date:  February 14, 2000                      Financial Officer